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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES AND EXCHANGE ACT OF 1934


                Date of Report (Date of earliest event reported)
                                OCTOBER 19, 1999

                   BEAR STEARNS ASSET BACKED SECURITIES, INC.
                    ASSET-BACKED CERTIFICATES, SERIES 1999-2
             ------------------------------------------------------
             (Exact name of Registrant as specified in its charter)

          DELAWARE                        333-43091                       13-3836437
----------------------------             -----------                 ------------------
(State or other jurisdiction             (Commission                 (I.R.S.  employer
       of incorporation)                 file number)                identification no.)

            245 PARK AVENUE
           NEW YORK, NEW YORK                                    10167
---------------------------------------                       -----------
(Address of principal executive offices)                      (ZIP Code)

                                 (212) 272-2000
               --------------------------------------------------
               Registrant's telephone number, including area code

                                       N/A
          ------------------------------------------------------------
          (Former name or former address, if changed since last report)


--------------------------------------------------------------------------------

Item 5.  Other Events.

Bear Stearns Asset Backed Securities, Inc., as depositor (the "Depositor") registered issuances of Asset-Backed Certificates on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the "Act"), by a Registration Statement on Form S-3 (Registration File No. 333-43091-04) (as amended, the "Registration Statement"). Pursuant to the Registration Statement, the Depositor caused Bear Stearns Asset Backed Securities, Inc., Asset-Backed Certificates, Series 1999-2 to issue $211,826,000 principal amount of Asset-Backed Certificates, Series 1999-2 (the "Class A Certificates"), on October 19, 1999 (the "Closing Date").

The Class A Certificates were issued pursuant to a pooling and servicing agreement (the "Pooling and Servicing Agreement"), dated as of September 1, 1999 (the "Cut-Off Date"), among the Depositor, EMC Mortgage Corporation, as Seller and Master Servicer, and Bankers Trust Company of California, N.A., as Trustee

Capitalized terms not defined herein have the meanings assigned in the Pooling and Servicing Agreement attached hereto as Exhibit 4.1.


Item 7. Financial statements, Pro Forma Financial Information and Exhibits.

        (c)  Exhibits

             Exhibit No.

             4.1  Pooling and Servicing Agreement

                                   SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      BEAR STEARNS ASSET BACKED SECURITIES, INC.



                                     By:   /s/ Timothy Small
                                     -------------------------------------
                                     Name:  Timothy Small
                                     Title: Authorized Agent

Date: October 27, 1999

                                  EXHIBIT INDEX

Exhibit Number        Description
--------------        -----------
      4.1             Pooling and Servicing Agreement
